Exhibit 99.2

Supplemental Financial Information

For the three months ended March 31, 2017

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.
Corporate Overview	1-4
Overview	1-2
Capital Information and Market Capitalization	3
Changes in Total Common and Equivalent Shares/Units	4
Financial Data	5-11
Consolidated Statements of Operations (Unaudited)	5
Consolidated Balance Sheet (Unaudited)	6
Non-GAAP Pro Rata Financial Information (Unaudited)	7-8
2017 Guidance Range	9
Supplemental FFO Information	10
Capital Expenditures	11
Operational Data	12-26
Sales Per Square Foot	12
Sales Per Square Foot by Property Ranking	13-16
Occupancy	17
Average Base Rent Per Square Foot	18
Cost of Occupancy	19
Percentage of Net Operating Income by State	20
Property Listing	21-24
Joint Venture List	25-26
Debt Tables	27-29
Debt Summary	27
Outstanding Debt by Maturity Date	28-29
Development Pipeline	30
Corporate Information	31

This Supplemental Financial Information should be read in connection with the Company’s first quarter 2017 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date April 27, 2017) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of March 31, 2017, the Operating Partnership owned or had an ownership interest in 48 regional shopping centers and seven community/power shopping centers aggregating approximately 54 million square feet of gross leasable area (“GLA”). These 55 centers (which include any related office space) are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

The Company presents certain measures in this Exhibit on a pro rata basis which represents (i) the measure on a consolidated basis, minus the Company’s partners’ share of the measure from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interest); plus (ii) the Company’s share of the measure from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest). Management believes that these measures provide useful information to investors regarding its financial condition and/or results of operations because they include the Company’s share of the applicable amount from unconsolidated joint ventures and exclude the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and the Company believes that presenting various measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. Management also uses these measures to evaluate regional property level performance and to make decisions about resource allocations. The Company’s economic interest (as distinct from its legal ownership interest) in certain of its joint ventures could fluctuate from time to time and may not wholly align with its legal ownership interests because of provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses, payments of preferred returns and control over major decisions. Additionally, the Company does not control its unconsolidated joint ventures and the presentation of certain items, such as assets, liabilities, revenues and expenses, from these unconsolidated joint ventures does not represent the Company’s legal claim to such items.

This document contains information constituting forward-looking statements and includes expectations regarding the Company’s future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company’s various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2016, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2017	12/31/2016	12/31/2015
	dollars in thousands, except per share data
Closing common stock price per share	$64.40	$70.84	$80.69
52 week high	$94.51	$94.51	$95.93
52 week low	$62.14	$66.00	$71.98
Shares outstanding at end of period
Class A non-participating convertible preferred units	90,619	90,619	138,759
Common shares and partnership units	152,580,370	154,567,331	165,260,655

Total common and equivalent shares/units outstanding	152,670,989	154,657,950	165,399,414

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,531,625	$7,548,481	$7,010,306
Equity market capitalization	9,832,012	10,955,969	13,346,079

Total market capitalization	$17,363,637	$18,504,450	$20,356,385

Leverage ratio(a)	43.4%	40.8%	34.4%

(a)	Debt as a percentage of total market capitalization.

Portfolio Capitalization at March 31, 2017

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2016	10,582,295	143,985,036	90,619	154,657,950
Conversion of partnership units to cash	(219)	—	—	(219)
Conversion of partnership units to common shares	(48,925)	48,925	—	—
Issuance of stock/partnership units from restricted stock issuance or other share or unit-based plans	134,742	76,395	—	211,137
Repurchase of common shares	—	(2,197,879)	—	(2,197,879)

Balance as of March 31, 2017	10,667,893	141,912,477	90,619	152,670,989

The Macerich Company

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands)

For the Three Months Ended March 31, 2017
Revenues:
Minimum rents	$145,555
Percentage rents	1,918
Tenant recoveries	72,412
Other income	15,264
Management Companies’ revenues	11,896

Total revenues	247,045

Expenses:
Shopping center and operating expenses	75,897
Management Companies’ operating expenses	28,517
REIT general and administrative expenses	8,463
Depreciation and amortization	83,073
Interest expense	41,301

Total expenses	237,251
Equity in income of unconsolidated joint ventures	15,843
Co-venture expense	(3,877)
Income tax benefit	3,484
Gain on sale or write down of assets, net	49,565

Net income	74,809
Less net income attributable to noncontrolling interests	5,566

Net income attributable to the Company	$69,243

The Macerich Company

Consolidated Balance Sheet (Unaudited)

(Dollars in thousands)

As of March 31, 2017
ASSETS:
Property, net(a)	$7,206,598
Cash and cash equivalents	92,296
Restricted cash	50,014
Tenant and other receivables, net	112,520
Deferred charges and other assets, net	459,824
Due from affiliates	80,195
Investments in unconsolidated joint ventures	1,710,617

Total assets	$9,712,064

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,006,522
Bank and other notes payable	895,886
Accounts payable and accrued expenses	63,398
Other accrued liabilities	317,212
Distributions in excess of investments in unconsolidated joint ventures	96,601
Co-venture obligation	58,548

Total liabilities	5,438,167

Commitments and contingencies
Equity:
Stockholders’ equity:
Common stock	1,419
Additional paid-in capital	4,530,631
Accumulated deficit	(574,597)

Total stockholders’ equity	3,957,453
Noncontrolling interests	316,444

Total equity	4,273,897

Total liabilities and equity	$9,712,064

(a)	Includes construction in progress of $286,364.

The Macerich Company

Non-GAAP Pro Rata Financial Information (Unaudited)

(Dollars in thousands)

	For the Three Months Ended March 31, 2017
	Noncontrolling Interests of Consolidated Joint Ventures(a)	Company’s Share of Unconsolidated Joint Ventures
Revenues:
Minimum rents	$(8,371)	$81,694
Percentage rents	(106)	1,291
Tenant recoveries	(4,701)	30,852
Other income	(1,391)	6,320

Total revenues	(14,569)	120,157

Expenses:
Shopping center and operating expenses	(4,022)	36,512
Depreciation and amortization	(3,893)	44,765
Interest expense	(2,319)	25,306

Total expenses	(10,234)	106,583
Equity in income of unconsolidated joint ventures	—	(15,843)
Co-venture expense	3,877	—
Gain on sale or write down of assets, net	—	2,269

Net income	(458)	—
Less net income attributable to noncontrolling interests	(458)	—

Net income attributable to the Company	$—	$—

(a)	Represents the Company’s partners’ share of consolidated joint ventures.

The Macerich Company

Non-GAAP Pro Rata Financial Information (Unaudited)

(Dollars in thousands)

	As of March 31, 2017
	Noncontrolling Interests of Consolidated Joint Ventures(a)	Company’s Share of Unconsolidated Joint Ventures
ASSETS:
Property, net(b)	$(312,321)	$4,349,748
Cash and cash equivalents	(7,105)	122,701
Restricted cash	—	2,281
Tenant and other receivables, net	(19,324)	46,342
Deferred charges and other assets, net	(4,947)	177,475
Due from affiliates	530	(2,160)
Investments in unconsolidated joint ventures, at equity	—	(1,710,617)

Total assets	$(343,167)	$2,985,770

LIABILITIES AND EQUITY:
Mortgage notes payable	$(228,472)	$2,800,352
Bank and other notes payable	(2,663)	60,000
Accounts payable and accrued expenses	(2,985)	47,036
Other accrued liabilities	(31,470)	174,983
Distributions in excess of investments in unconsolidated joint ventures	—	(96,601)
Co-venture obligation	(58,548)	—

Total liabilities	(324,138)	2,985,770

Equity:
Stockholders’ equity	—	—
Noncontrolling interests	(19,029)	—

Total equity	(19,029)	—

Total liabilities and equity	$(343,167)	$2,985,770

(a)	Represents the Company’s partners’ share of consolidated joint ventures.
(b)	This includes $11,757 of construction in progress relating to the Company’s partners’ share from consolidated joint ventures and $125,997 of construction in progress relating to the Company’s share from unconsolidated joint ventures.

The Macerich Company

2017 Guidance Range (Unaudited)

Year 2017 Guidance
Earnings Expectations:
Earnings per share—diluted	$1.26 - $1.36
Plus: real estate depreciation and amortization	$3.05 - $3.05
Less: gain on sale of depreciated assets	($0.41 - $0.41)

FFO per share—diluted	$3.90 - $4.00

Underlying Assumptions to 2017 Guidance
Cash Same Center Net Operating Income (“NOI”) Growth(a)	3.0% - 4.0%
Assumed dispositions(b)	$209 million

		Year 2017 FFO / Share Impact
Lease termination income	$15 million	$0.10
Capitalized interest	$20 million	$0.13
Bad debt expense	($5 million)	($0.03)
Dilutive impact on 2017 of assets sold in 2016 and 2017	($12 million)	($0.08)
Straight-line rent	$16 million	$0.10
Amortization of acquired above and below-market leases	$16 million	$0.10
Interest Expense	($259 - $263 million)	($1.67 - $1.70)

(a)	Excludes non-cash items of straight-line and above/below market adjustments to minimum rents. Includes lease termination income.
(b)	The Company sold Cascade Mall and Northgate Mall in January 2017 for $170.0 million. The Company’s joint venture sold an office tower, Valencia Place at Country Club Plaza, in March 2017. The Company’s pro rata share of the proceeds was $39.0 million.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of March 31,
	2017	2016
	dollars in millions
Straight-line rent receivable	$86.0	$74.6

	For the Three Months Ended March 31,
	2017	2016
	dollars in millions
Lease termination income	$2.7	$3.5
Straight-line rental income	$3.6	$2.2
Gain on sales of undepreciated assets	$0.7	$2.4
Amortization of acquired above and below-market leases	$3.8	$4.2
Amortization of debt premiums	$0.9	$1.0
Interest capitalized	$3.9	$4.1

(a)	All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended		Year Ended 12/31/16	Year Ended 12/31/15
	3/31/17	3/31/16
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$4.4	$5.3	$56.8	$79.8
Development, redevelopment, expansions and renovations of Centers	18.5	28.7	183.2	218.7
Tenant allowances	1.5	3.3	19.2	30.4
Deferred leasing charges	5.0	6.2	24.8	26.8

Total	$29.4	$43.5	$284.0	$355.7

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$0.6	$330.8	$349.8	$160.0
Development, redevelopment, expansions and renovations of Centers	29.9	24.1	101.1	132.9
Tenant allowances	0.9	2.9	11.3	6.3
Deferred leasing charges	2.1	1.9	7.1	3.3

Total	$33.5	$359.7	$469.3	$302.5

(a)	All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2017	$578	$726	$639
03/31/2016(b)(c)	$562	$723	$625
12/31/2016(d)	$573	$710	$630
12/31/2015(c)	$579	$763	$635
12/31/2014(e)	$556	$724	$587
12/31/2013(f)	$488	$717	$562

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.
(b)	Capitola Mall, sold April 13, 2016, is excluded at March 31, 2016.
(c)	On July 15, 2016, the Company conveyed Flagstaff Mall to the mortgage lender by a deed-in-lieu of foreclosure. Flagstaff Mall is excluded from sales per square foot as of March 31, 2016 and December 31, 2015.
(d)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from sales per square foot as of December 31, 2016.
(e)	On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Great Northern Mall is excluded from Sales per square foot as of December 31, 2014.
(f)	Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

Sales Per Square Foot

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 3/31/2017 (c)	% of Portfolio 2017 Forecast Pro Rata Real Estate NOI (d)
Properties	3/31/2017 (a)	12/31/2016 (a)	3/31/2016 (a)	3/31/2017 (b)	12/31/2016 (b)	3/31/2016 (b)
Group 1: Top 10
Corte Madera, Village at	$1,452	$1,456	$1,542	94.3%	90.1%	88.8%
Queens Center	$1,386	$1,364	$1,147	97.1%	98.5%	98.2%
Washington Square	$1,047	$972	$1,046	97.8%	99.5%	98.0%
Los Cerritos Center	$943	$896	$857	95.2%	94.9%	95.8%
North Bridge, The Shops at	$908	$884	$885	98.3%	99.3%	99.8%
Tysons Corner Center	$955	$876	$863	95.8%	98.4%	98.7%
Biltmore Fashion Park	$845	$829	$831	96.3%	98.4%	98.0%
Santa Monica Place	$818	$808	$776	83.3%	86.5%	82.3%
Fashion Outlets of Chicago	$771	$772	$749	96.7%	97.7%	97.1%
Broadway Plaza (e)	n/a	n/a	n/a	n/a	n/a	n/a

Total Top 10:	$1,001	$959	$934	95.5%	96.8%	96.4%	13.6%	31.8%

Group 2: Top 11-20
Arrowhead Towne Center	$774	$751	$747	93.6%	94.7%	95.7%
Tucson La Encantada	$759	$747	$779	91.5%	94.6%	93.5%
Scottsdale Fashion Square	$736	$727	$720	94.6%	96.4%	96.9%
Fresno Fashion Fair	$723	$710	$656	95.7%	95.6%	95.3%
Vintage Faire Mall	$704	$704	$691	96.7%	95.4%	95.5%
Kings Plaza Shopping Center	$690	$697	$723	94.2%	95.2%	92.4%
Kierland Commons	$681	$670	$661	93.2%	97.6%	98.7%
Chandler Fashion Center	$672	$657	$654	95.8%	95.2%	96.6%
Danbury Fair Mall	$646	$648	$647	94.2%	95.9%	97.1%
Twenty Ninth Street	$645	$638	$632	97.8%	98.1%	99.2%

Total Top 11-20:	$702	$695	$688	94.9%	96.0%	96.4%	13.1%	25.1%

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 3/31/2017 (c)	% of Portfolio 2017 Forecast Pro Rata Real Estate NOI (d)
Properties	3/31/2017 (a)	12/31/2016 (a)	3/31/2016 (a)	3/31/2017 (b)	12/31/2016 (b)	3/31/2016 (b)
Group 3: Top 21-30
Country Club Plaza	n/a	n/a	n/a	n/a	n/a	n/a
Green Acres Mall	$626	$625	$641	96.1%	93.5%	92.8%
Freehold Raceway Mall	$630	$613	$606	97.2%	97.8%	98.0%
Stonewood Center	$602	$576	$561	91.2%	94.0%	93.8%
Deptford Mall	$555	$558	$579	96.9%	95.3%	94.6%
FlatIron Crossing	$550	$550	$560	94.7%	95.1%	94.3%
Victor Valley, Mall of	$537	$539	$530	97.6%	97.8%	96.8%
SanTan Village Regional Center	$524	$522	$523	97.5%	97.5%	97.2%
Oaks, The	$518	$514	$586	94.2%	95.6%	96.7%
Inland Center	$525	$489	$514	91.6%	98.1%	97.5%

Total Top 21-30:	$570	$565	$572	94.5%	95.2%	95.7%	13.6%	22.6%

Group 4: Top 31-40
Lakewood Center	$482	$482	$472	97.2%	98.3%	96.8%
West Acres	$492	$479	$502	95.6%	98.9%	99.1%
La Cumbre Plaza	$472	$469	$440	88.0%	85.2%	94.0%
Valley River Center	$460	$467	$469	99.5%	99.0%	96.2%
Pacific View	$442	$448	$460	94.3%	94.5%	95.4%
South Plains Mall	$420	$425	$441	90.5%	90.1%	91.6%
Superstition Springs Center	$377	$377	$368	90.3%	92.9%	94.3%
Eastland Mall	$368	$367	$381	94.9%	96.3%	96.1%
Fashion Outlets of Niagara Falls USA	$340	$339	$354	92.1%	92.9%	92.3%
Desert Sky Mall	$342	$336	$328	97.6%	97.5%	94.2%

Total Top 31-40:	$417	$417	$424	94.4%	95.3%	95.1%	13.7%	13.6%

Total Top 40:	$662	$652	$651	94.8%	95.8%	95.9%	13.5%	93.1%

The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

	Sales per square foot			Occupancy			Cost of Occupancy for the trailing 12 months Ended 3/31/2017 (c)	% of Portfolio 2017 Forecast Pro Rata Real Estate NOI (d)
Properties	3/31/2017 (a)	12/31/2016 (a)	3/31/2016 (a)	3/31/2017 (b)	12/31/2016 (b)	3/31/2016 (b)
Group 5: 41-45
NorthPark Mall
SouthPark Mall
Towne Mall
Valley Mall
Wilton Mall

Total 41-45:	$290	$293	$308	88.3%	90.7%	89.0%	10.9%

Centers under Redevelopment
Fashion Outlets of Philadelphia (e) (f)
Paradise Valley Mall (e)
Westside Pavilion (e)

48 REGIONAL SHOPPING CENTERS (g)	$639	$630	$629	94.3%	95.4%	95.3%	13.4%	98.3%

Community / Power Centers and various retail assets								1.7%

TOTAL ALL PROPERTIES							13.4%	100.0%

The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes

(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2016.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	Cost of Occupancy represents “Tenant Occupancy Costs” divided by “Tenant Sales”. Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(d)	The percentage of Portfolio 2017 Forecast Pro Rata Real Estate NOI is based on the guidance range provided on April 27, 2017, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company’s forward-looking statements disclosure on pages 1 and 2 for factors that may affect the information provided in this column.
(e)	These assets are under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(f)	On July 30, 2014, the Company formed a joint venture to redevelop and rebrand The Gallery in Philadelphia, Pennsylvania.
(g)	Properties sold prior to March 31, 2017 are excluded in both current and prior periods above.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/2017	93.9%	94.8%	94.3%
03/31/2016(b)(c)	94.1%	96.7%	95.1%
12/31/2016(d)	94.8%	96.2%	95.4%
12/31/2015(c)	95.3%	97.8%	96.1%

(a)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(b)	Capitola Mall, sold April 13, 2016, is excluded at March 31, 2016.
(c)	On July 15, 2016, the Company conveyed Flagstaff Mall to the mortgage lender by a deed-in-lieu of foreclosure. Flagstaff Mall is excluded from Occupancy as of March 31, 2016 and December 31, 2015.
(d)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from occupancy as of December 31, 2016.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
03/31/2017	$54.93	$54.79	$45.54
03/31/2016(e)(f)	$52.24	$53.40	$47.99
12/31/2016(g)	$53.51	$53.48	$44.77
12/31/2015(f)	$52.64	$53.99	$49.02
Unconsolidated Joint Venture Centers
03/31/2017	$59.41	$62.72	$56.12
03/31/2016	$59.08	$75.24	$60.30
12/31/2016	$57.90	$64.78	$57.29
12/31/2015	$60.74	$80.18	$60.85
All Regional Shopping Centers
03/31/2017	$56.31	$56.93	$48.44
03/31/2016(e)(f)	$54.16	$57.44	$49.76
12/31/2016(g)	$54.87	$56.57	$48.08
12/31/2015(f)	$54.32	$57.41	$50.29

(a)	Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.
(b)	Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.
(c)	The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.
(d)	The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.
(e)	Capitola Mall, sold April 13, 2016, is excluded at March 31, 2016.
(f)	On July 15, 2016, the Company conveyed Flagstaff Mall to the mortgage lender by a deed-in-lieu of foreclosure. Flagstaff Mall is excluded from the table above as of March 31, 2016 and December 31, 2015.
(g)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from the table above as of December 31, 2016.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For the trailing twelve months ended March 31, 2017	For Years Ended December 31,
		2016(a)	2015(b)
Consolidated Centers
Minimum rents	9.3%	9.4%	9.0%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(c)	4.4%	4.3%	4.5%

Total	14.1%	14.1%	13.9%

	For the trailing twelve months ended March 31, 2017	For Years Ended December 31,
		2016	2015
Unconsolidated Joint Venture Centers
Minimum rents	8.4%	8.6%	8.1%
Percentage rents	0.3%	0.3%	0.4%
Expense recoveries(c)	3.9%	3.9%	4.0%

Total	12.6%	12.8%	12.5%

	For the trailing twelve months ended March 31, 2017	For Years Ended December 31,
		2016(a)	2015(b)
All Centers
Minimum rents	8.9%	9.0%	8.7%
Percentage rents	0.4%	0.3%	0.4%
Expense recoveries(c)	4.1%	4.1%	4.3%

Total	13.4%	13.4%	13.4%

(a)	Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from cost of occupancy as of December 31, 2016.
(b)	On July 15, 2016, the Company conveyed Flagstaff Mall to the mortgage lender by a deed-in-lieu of foreclosure. Flagstaff Mall is excluded from cost of occupancy as of December 31, 2015.
(c)	Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Percentage of Net Operating Income by State

Cascade Mall and Northgate Mall were under contract to be sold in December 2016 and sold in January 2017. These two Centers are excluded from the table below.

State	% of Portfolio 2017 Forecast Real Estate Pro Rata NOI(a)
California	27.2%
New York	21.2%
Arizona	16.4%
Colorado, Illinois & Missouri	9.9%
Pennsylvania & Virginia	8.7%
New Jersey & Connecticut	7.6%
Oregon	4.3%
Other(b)	4.7%

Total	100.0%

(a)	The percentage of Portfolio 2017 Forecast Pro Rata Real Estate NOI is based on guidance provided on April 27, 2017, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company’s forward-looking statements disclosure on pages 1 and 2 for factors that may affect the information provided in this column.
(b)	“Other” includes Indiana, Iowa, Kentucky, North Dakota and Texas.

The Macerich Company

Property Listing

March 31, 2017

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,319,000
2	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2016	1,271,000
3	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	890,000
4	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,044,000
5	100%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	538,000
6	100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2014	686,000
7	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,672,000
8	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	964,000
9	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2016	2,069,000
10	100%	Inland Center(c) San Bernardino, California	1966/2004	2016	866,000
11	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,189,000
12	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	491,000
13	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,035,000
14	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,191,000
15	100%	Pacific View Ventura, California	1965/1996	2001	1,021,000
16	100%	Queens Center(c) Queens, New York	1973/1995	2004	963,000
17	100%	Santa Monica Place Santa Monica, California	1980/1999	2015	518,000
18	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,057,000
19	100%	SouthPark Mall Moline, Illinois	1974/1998	2015	862,000
20	100%	Stonewood Center(c) Downey, California	1953/1997	1991	933,000
21	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,040,000
22	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000

The Macerich Company

Property Listing

March 31, 2017

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
23	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
24	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	505,000
25	100%	Valley River Center Eugene, Oregon	1969/2006	2007	920,000
26	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	577,000
27	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,138,000
28	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	737,000

		Total Consolidated Centers			26,089,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
29	60%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2015	1,197,000
30	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	517,000
31	50.1%	Corte Madera, The Village at Corte Madera, California	1985/1998	2005	461,000
32	50%	Country Club Plaza Kansas City, Missouri	1922/2016	2015	1,003,000
33	51%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,039,000
34	51%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,431,000
35	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	436,000
36	60%	Lakewood Center Lakewood, California	1953/1975	2008	2,070,000
37	60%	Los Cerritos Center(c) Cerritos, California	1971/1999	2016	1,300,000
38	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	671,000
39	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2015	1,812,000
40	60%	South Plains Mall Lubbock, Texas	1972/1998	2017	1,127,000
41	51%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	847,000
42	50%	Tysons Corner Center Tysons Corner, Virginia	1968/2005	2014	1,970,000
43	60%	Washington Square Portland, Oregon	1974/1999	2005	1,440,000
44	19%	West Acres Fargo, North Dakota	1972/1986	2001	962,000

		Total Unconsolidated Joint Venture Centers			18,283,000

The Macerich Company

Property Listing

March 31, 2017

Count	Company’s Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
45	50%	Broadway Plaza(c)(d) Walnut Creek, California	1951/1985	2016	923,000
46	50%	Fashion Outlets of Philadelphia(d) Philadelphia, Pennsylvania	1977/2014	ongoing	850,000
47	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,204,000
48	100%	Westside Pavilion(e) Los Angeles, California	1985/1998	2007	755,000

		Total Regional Shopping Centers			48,104,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	371,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	various	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2016	355,000
4	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	761,000
5	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	823,000
6	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
7	100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			2,969,000

OTHER ASSETS:
	100%	Various(e)(f)			447,000
	100%	500 North Michigan Avenue(e) Chicago, Illinois			326,000
	50%	Fashion Outlets of Philadelphia-Office(d) Philadelphia, Pennsylvania			526,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
	50%	Tysons Corner Center-Office(d) Tysons Corner, Virginia			174,000
	50%	Hyatt Regency Tysons Corner Center(d) Tysons Corner, Virginia			290,000
	50%	VITA Tysons Corner Center(d) Tysons Corner, Virginia			510,000
	50%	Tysons Tower(d) Tysons Corner, Virginia			528,000

		Total Other Assets			2,924,000

		Grand Total at March 31, 2017			53,997,000

The Macerich Company

Property Listing

March 31, 2017

(a)	The Company’s ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 25 and 26 regarding the legal versus economic ownership of joint venture entities.
(b)	Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2017.
(c)	Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 43 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.
(d)	Included in Unconsolidated Joint Venture Centers.
(e)	Included in Consolidated Centers.
(f)	The Company owns an office building and seven stores located at shopping centers not owned by the Company. Of the seven stores, two are leased to Forever 21, one is leased to Kohl’s, one is vacant, and three have been leased for non-Anchor uses. With respect to the office building and four of the seven stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining three stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

The Macerich Company

Joint Venture List

The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of March 31, 2017.

Properties	3/31/2017 Legal Ownership(a)	3/31/2017 Economic Ownership(b)	Joint Venture	3/31/2017 Total GLA(c)
Arrowhead Towne Center	60%	60%	New River Associates LLC	1,197,000
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	371,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	517,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	923,000
Chandler Fashion Center(d)	50.1%	50.1%	Freehold Chandler Holdings LP	1,319,000
Corte Madera, The Village at	50.1%	50.1%	Corte Madera Village, LLC	461,000
Country Club Plaza	50%	50%	Country Club Plaza KC Partners LLC	1,003,000
Deptford Mall	51%	51%	Macerich HHF Centers LLC	1,039,000
Estrella Falls	86.6%	86.6%	Westcor Goodyear RSC LLC	79,000
Estrella Falls, The Market at(e)	40.1%	40.1%	The Market at Estrella Falls LLC	276,000
Fashion Outlets of Philadelphia	50%	50%	Various Entities	850,000
Fashion Outlets of Philadelphia-Office	50%	50%	Various Entities	526,000
FlatIron Crossing	51%	51%	Macerich HHF Centers LLC	1,431,000
Freehold Raceway Mall(d)	50.1%	50.1%	Freehold Chandler Holdings LP	1,672,000
Hyatt Regency Tysons Corner Center	50%	50%	Tysons Corner Hotel I LLC	290,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	436,000
Lakewood Center	60%	60%	Pacific Premier Retail LLC	2,070,000
Los Cerritos Center	60%	60%	Pacific Premier Retail LLC	1,300,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	671,000
Promenade at Casa Grande(f)	89.4%	89.4%	WP Casa Grande Retail LLC	761,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,057,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,812,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Macerich Seritage Portfolio(g)	50%	50%	MS Portfolio LLC	1,550,000
South Plains Mall	60%	60%	Pacific Premier Retail LLC	1,127,000
Twenty Ninth Street	51%	51%	Macerich HHF Centers LLC	847,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,970,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	174,000
Tysons Tower	50%	50%	Tysons Corner Property LLC	528,000
VITA Tysons Corner Center	50%	50%	Tysons Corner Property LLC	510,000
Washington Square	60%	60%	Pacific Premier Retail LLC	1,440,000
West Acres	19%	19%	West Acres Development, LLP	962,000

(a)	This column reflects the Company’s legal ownership in the listed properties as of March 31, 2017. Legal ownership may, at times, not equal the Company’s economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company’s actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company’s joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

The Macerich Company

Joint Venture List

(b)	Economic ownership represents the allocation of cash flow to the Company as of March 31, 2017, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company’s economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.
(c)	Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of March 31, 2017.
(d)	The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; and, thereafter, pro rata 35% to the third-party partner and 65% to the Company.
(e)	Columns 1 and 2 reflect the Company’s indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the “MW Joint Venture”) which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members’ relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members’ relative legal ownership percentages.
(f)	Columns 1 and 2 reflect the Company’s total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the “MW Joint Venture”) which, in turn, is a member in the joint venture with the Company that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members’ relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members’ relative legal ownership percentages.
(g)	On April 30, 2015 Sears Holdings Corporation (“Sears”) and the Company announced that they had formed a joint venture, MS Portfolio LLC. Sears contributed nine stores (located at Arrowhead Towne Center, Chandler Fashion Center, Danbury Fair Mall, Deptford Mall, Freehold Raceway Mall, Los Cerritos Center, South Plains Mall, Vintage Faire Mall and Washington Square) to the joint venture and the Company contributed $150 million in cash to the joint venture. The lease arrangements between Sears and the joint venture provide the ability to create additional value through recapturing certain space leased to Sears in these properties and re-leasing that space to third-party tenants. For example, Primark has leased space in portions of the Sears stores at Danbury Fair Mall and Freehold Raceway Mall. On July 7, 2015, Sears assigned its ownership interest in MS Portfolio LLC to Seritage MS Holdings LLC.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company’s pro rata share)(a)

	As of March 31, 2017
	Fixed Rate	Floating Rate	Total
	(Dollars in thousands)
Mortgage notes payable	$3,807,516	$199,006	$4,006,522
Bank and other notes payable	5,327	890,559	895,886

Total debt per Consolidated Balance Sheet	3,812,843	1,089,565	4,902,408
Adjustments:
Less: Noncontrolling interests share of debt from consolidated joint ventures	(231,135)	—	(231,135)

Adjusted Consolidated Debt	3,581,708	1,089,565	4,671,273
Add: Company’s share of debt from unconsolidated joint ventures	2,756,784	103,568	2,860,352

Total Company’s Pro Rata Share of Debt	$6,338,492	$1,193,133	$7,531,625

Weighted average interest rate	3.80%	2.46%	3.58%
Weighted average maturity (years)			6.2

(a)	The Company’s pro rata share of debt represents (i) consolidated debt, minus the Company’s partners’ share of the amount from consolidated joint ventures (calculated based upon the partners’ percentage ownership interest); plus (ii) the Company’s share of debt from unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest). Management believes that this measure provides useful information to investors regarding the Company’s financial condition because it includes the Company’s share of debt from unconsolidated joint ventures and, for consolidated debt, excludes the Company’s partners’ share from consolidated joint ventures, in each case presented on the same basis. The Company has several significant joint ventures and presenting its pro rata share of debt in this manner can help investors better understand the Company’s financial condition after taking into account the Company’s economic interest in these joint ventures. The Company’s pro rata share of debt should not be considered as a substitute to the Company’s total debt determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2017
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Stonewood Center	11/01/17	1.80%	$98,023	$—	$98,023
Freehold Raceway Mall (b)	01/01/18	4.20%	110,004	—	110,004
Santa Monica Place	01/03/18	2.99%	218,199	—	218,199
SanTan Village Regional Center (c)	06/01/19	3.14%	107,780	—	107,780
Chandler Fashion Center (b)	07/01/19	3.77%	100,126	—	100,126
Kings Plaza Shopping Center	12/03/19	3.67%	454,507	—	454,507
Danbury Fair Mall	10/01/20	5.53%	214,226	—	214,226
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	115,003	—	115,003
Green Acres Mall	02/03/21	3.61%	296,178	—	296,178
Prasada (d)	05/30/21	5.25%	2,664	—	2,664
Tucson La Encantada	03/01/22	4.23%	68,134	—	68,134
Pacific View	04/01/22	4.08%	126,593	—	126,593
Oaks, The	06/05/22	4.14%	200,127	—	200,127
Westside Pavilion	10/01/22	4.49%	143,132	—	143,132
Towne Mall	11/01/22	4.48%	21,466	—	21,466
Victor Valley, Mall of	09/01/24	4.00%	114,573	—	114,573
Queens Center	01/01/25	3.49%	600,000	—	600,000
Vintage Faire	03/06/26	3.55%	267,861	—	267,861
Fresno Fashion Fair	11/01/26	3.67%	323,112	—	323,112

Total Fixed Rate Debt for Consolidated Assets		3.79%	$3,581,708	$—	$3,581,708

Fashion Outlets of Chicago	03/31/20	2.44%	$—	$199,006	$199,006
The Macerich Partnership, L.P. - Line of Credit (e)	07/06/21	2.48%	—	890,559	890,559

Total Floating Rate Debt for Consolidated Assets		2.47%	$—	$1,089,565	$1,089,565

Total Debt for Consolidated Assets		3.48%	$3,581,708	$1,089,565	$4,671,273

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2017
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)

II. Unconsolidated Assets (At Company’s pro rata share):

FlatIron Crossing (51%)	01/05/21	2.81%	$130,129	$—	$130,129
Washington Square Mall (60%)	11/01/22	3.65%	330,000	—	330,000
Deptford Mall (51%)	04/03/23	3.55%	97,175	—	97,175
Scottsdale Fashion Square (50%)	04/03/23	3.02%	240,090	—	240,090
Tysons Corner Center (50%)	01/01/24	4.13%	396,769	—	396,769
South Plains Mall (60%)	11/06/25	4.22%	120,000	—	120,000
Twenty Ninth Street (51%)	02/06/26	4.10%	76,500	—	76,500
Country Club Plaza (50%)	04/01/26	3.88%	159,573	—	159,573
Lakewood Center (60%)	06/01/26	4.15%	224,770	—	224,770
Kierland Commons (50%)	04/01/27	3.97%	112,347	—	112,347
Los Cerritos Center (60%)	11/01/27	4.00%	315,000	—	315,000
Arrowhead Towne Center (60%)	02/01/28	4.05%	240,000	—	240,000
North Bridge, The Shops at (50%)	06/01/28	3.71%	186,896	—	186,896
Corte Madera, The Village at (50.1%)	09/01/28	3.53%	112,335	—	112,335
West Acres (19%)	03/01/32	4.61%	15,200	—	15,200

Total Fixed Rate Debt for Unconsolidated Assets		3.80%	$2,756,784	$—	$2,756,784

Boulevard Shops (50%) (e)	12/16/18	2.67%	$—	$9,510	$9,510
Estrella Falls, The Market at (40.1%) (e)	02/05/20	2.80%	—	10,327	10,327
Atlas Park (50%) (e)	10/28/20	3.11%	—	23,731	23,731
Pacific Premier Retail LLC (60%)	10/31/22	1.98%	—	60,000	60,000

Total Floating Rate Debt for Unconsolidated Assets		2.38%	$—	$103,568	$103,568

Total Debt for Unconsolidated Assets		3.75%	$2,756,784	$103,568	$2,860,352

Total Debt		3.58%	$6,338,492	$1,193,133	$7,531,625

Percentage to Total			84.16%	15.84%	100.00%

(a)	The debt balances include the unamortized debt premiums/discounts and loan finance costs. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions. Debt premiums/discounts and loan finance costs are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the table represents the effective interest rate, including the debt premiums/discounts and loan finance costs.
(b)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 50.1%.
(c)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 84.9%.
(d)	This property is owned by a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 50.0%.
(e)	The maturity date assumes that all available extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Development Pipeline Forecast

(Dollars in millions)

as of March 31, 2017

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 3/31/2017	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Fashion Outlets of Philadelphia Philadelphia, PA	Redevelopment of The Gallery in downtown Philadelphia	$305 - $365(d)	50%	$153 - $183(d)	$62	2018	8%(d)
Kings Plaza Shopping Center Brooklyn, NY	250,000 sf redevelopment of existing Sears store, anchored by Primark	$95 - $100	100%	$95 - $100	$16	2018	4%(e)

Total In-Process		$400 - $465		$248 - $283	$78

Shadow Pipeline of Developments and Redevelopments(f):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 3/31/2017	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Fashion Outlets of San Francisco San Francisco, CA	A 500,000 sf outlet center on the historic site of Candlestick Park	$350	50.1%	$175	$4	2020 - 2021	7% - 9%
Paradise Valley Mall Phoenix, AZ	Redevelopment (size TBD) including a theater	TBD	100%	TBD	$1	TBD	TBD
Westside Pavilion Los Angeles, CA	Redevelopment of an existing 755,000 sf Center	TBD	100%	TBD	$2	TBD	TBD

Total Shadow Pipeline		$350		$175	$7

(a)	Much of this information is estimated and may change from time to time. See the Company’s forward-looking disclosure on pages 1 and 2 for factors that may affect the information provided in this table.
(b)	This excludes GAAP allocations of non cash and indirect costs.
(c)	Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non cash and indirect costs.
(d)	This reflects incremental project costs and income subsequent to the Company’s $106.8 million investment in July 2014. Total Costs are net of $25 million of approved public financing grants that will be a reduction of costs.
(e)	The Sears lease has been terminated. The 4% yield represents an incremental return over Sears former annual rent. The yield would increase to 8% without including any offsetting rent impact from Sears.
(f)	This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. There is no certainty that the Company will develop or redevelop any or all of these potential projects.

The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange

Symbol: MAC

The following table shows high and low sales prices per share of common stock during each quarter in 2017, 2016 and 2015 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2015	$95.93	$81.61	$0.65
June 30, 2015	$86.31	$74.51	$0.65
September 30, 2015	$81.52	$71.98	$0.65
December 31, 2015	$86.29	$74.55	$2.68	(a)
March 31, 2016	$82.88	$72.99	$2.68	(b)
June 30, 2016	$85.39	$71.82	$0.68
September 30, 2016	$94.51	$78.76	$0.68
December 31, 2016	$80.54	$66.00	$0.71
March 31, 2017	$73.34	$62.14	$0.71

(a)	Includes a special dividend of $2.00 per common share paid on December 8, 2015.
(b)	Includes a special dividend of $2.00 per common share paid on January 6, 2016.

Dividend Reinvestment Plan

Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 424-229-3366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 424-229-3345 john.perry@macerich.com